Exhibit 99.1

Hunt Companies Finance Trust to Restate Form 10-Ks and Form 10-Qs for Periods from June 30, 2016 through Second Quarter 2018

Earnings call scheduled for November 15, 2018

New York, November 6, 2018 – Hunt Companies Finance Trust, Inc. (NYSE:HCFT) (the “Company”) today reported that its previously issued audited financial statements (and any related audit of the Company’s independent registered public accounting firm, Grant Thornton LLP) contained in the Company’s 2016 and 2017 Annual Reports on Form 10-K and the unaudited consolidated financial statements contained in the Company’s Quarterly Reports on Form 10-Q for the quarter ended June 30, 2016 and each subsequent quarter through June 30, 2018 (collectively, the “Relevant Periods”) need to be restated and should no longer be relied upon. The restatements are due to accounting errors which occurred in fiscal year 2016.

The Company determined that it had incorrectly reported a release of credit reserves relating to certain Non-Agency Residential Mortgage Backed Securities (“RMBS”) upon the sale of such securities in 2016 and incorrectly reported unrealized losses on Non-Agency RMBS Interest Only Certificates (“RMBS IOs”) upon the deconsolidation in 2016 of the JPMMT 2014-OAK4 Trust (the “2016 Errors”). The Company does not believe that the 2016 Errors had any impact to comprehensive income, core earnings, dividend yield, stockholders’ equity or book value per share that have been previously reported or will be reported in the future by the Company. Likewise, the 2016 Errors are not expected to impact the Company’s previously announced new strategic direction or its qualification as a REIT.

The Company expects to file a Form 12b-25 in connection with its Quarterly Report on Form 10-Q for the quarter ended September 30, 2018 (the “Third Quarter 2018 Report”) and the Company expects to file such Quarterly Report on Form 10-Q within the extended filing deadline. The Company intends to file amendments to its Annual Reports on Form 10-K for the fiscal years ended December 31, 2016 and December 31, 2017 to restate the previously issued annual financial statements and to its Quarterly Reports on Form 10-Q for the Relevant Periods to restate the previously issued interim financial statements shortly prior to the filing of its Third Quarter 2018 Report.

Earnings call scheduled for November 15, 2018

The Company will also host a conference call on Thursday, November 15, 2018, at 9:30 a.m. ET to provide a business update and discuss the financial results in its Third Quarter 2018 Report. The conference call can be accessed by dialing +1 (201) 689-8890 or US, Canada toll free (877) 485-3103 with confirmation number 13685029 or by live webcast, on a listen-only basis, which can be accessed through the following URL:

https://event.webcasts.com/starthere.jsp?ei=1220155&tp_key=d6105655d8

For those unable to listen to live broadcast, a recorded replay will be available for on-demand viewing approximately one hour after the end of the event through the Company’s website or through the above URL.

Additional Information Regarding the Restatement of Financial Statements

The unrealized losses on the RMBS IOs were incorrectly reported through other comprehensive income (“OCI”) instead of through unrealized gain (loss) on fair value option securities on the Company’s statements of operations for each of the quarter and year-to-date periods ended June 30, 2016 and September 30, 2016 and for the fiscal year ended December 31, 2016 as included in the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q for the Relevant Periods. The release of credit reserves was incorrectly reported through OCI instead of through the Company’s statements of operations for the quarter and year-to-date period ended September 30, 2016 and for the fiscal year ended December 31, 2016. While having no impact on total stockholders’ equity, as a result of the above errors, accumulated other comprehensive income (loss) and accumulated earnings (deficit) were incorrectly stated by equal and offsetting amounts in the Company’s balance sheets for each of the quarter-end and year-end periods included in the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q for the Relevant Periods.

The restatements described above result from accounting errors arising prior to the Company’s entry into its January 18, 2018 transaction with affiliates of Hunt Companies, Inc. and implementation of its new strategic direction (the “January 18 Transaction”).

James Flynn, the CEO of Hunt Companies Finance Trust, Inc., said, “Since the January 18 Transaction, we’ve been working hard to improve the Company’s internal processes and implement its new strategy. By the end of the second quarter of 2018, the Company had completed the sale of substantially all of its residential and multi-family mortgage-backed securities (“MBS”) assets, including all $1.29 billion of MBS Assets held as of December 31, 2017, for which changes in fair value has been reported as a component of accumulated other comprehensive income (loss). The 2016 Errors will have no impact on the statements of income and statements of comprehensive income to be included in the upcoming Quarterly Report on Form 10-Q or the Form 10-K for the fiscal year ended December 31, 2018.”

William Houlihan, the chairman of the Company’s Audit Committee, commented, “Since the January 18 Transaction, our new management, with the oversight of the Audit Committee, has and continues to dedicate significant resources and efforts to improve the Company’s control environment and take steps to address and remediate the previously disclosed failures of the Company’s disclosure controls and procedures and internal controls over financial reporting.”

Additional information relating to the restatements will be provided in the Company’s Current Report on Form 8-K that will be filed with the U.S. Securities and Exchange Commission.

Hunt Companies Finance Trust

Hunt Companies Finance Trust is a real estate investment trust focused with its subsidiaries on investing in, financing and managing transitional multifamily and commercial real estate loans, securities backed by multifamily mortgage loans or multifamily mortgage-backed securities, and other mortgage-related investment including mortgage servicing rights. The Company’s objective remains to deliver attractive cash flow returns over time to its investors.

Hunt Companies Finance Trust is externally managed and advised by Hunt Investment Management, LLC. More information regarding Hunt Investment Management is described in its brochure (Part 2A of Form ADV) available at www.adviserinfo.sec.gov.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the U.S. securities laws that are subject to risks and uncertainties. These forward-looking statements include information about possible or assumed future results of the Company’s business, financial condition, liquidity, results of operations, plans and objectives. You can identify forward-looking statements by use of words such as “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “may” or similar expressions or other comparable terms, or by discussions of strategy, plans or intentions. Statements regarding the following subjects, among others, may be forward-looking: the return on equity; the yield on investments; the ability to borrow to finance assets; and risks associated with investing in real estate assets, including changes in business conditions, interest rates, the general economy and political conditions and related matters. Forward-looking statements are based on the Company’s beliefs, assumptions and expectations of its future performance, taking into account all information currently available to the Company. Actual results may differ from expectations, estimates and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements are subject to substantial risks and uncertainties, many of which are difficult to predict and are generally beyond the Company’s control. Additional information concerning these and other risk factors is contained in the Company’s most recent filings with the Securities and Exchange Commission, which are available on the Securities and Exchange Commission’s website at www.sec.gov.

All subsequent written and oral forward-looking statements that the Company makes, or that are attributable to the Company, are expressly qualified in their entirety by this cautionary notice. Any forward-looking statement speaks only as of the date on which it is made. Except as required by law, the Company is not obligated to, and does not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.